                                                                    EXHIBIT 10.4

                                                               EXECUTION VERSION

                                WARRANT AGREEMENT

                                 by and between

                              ACP HOLDING COMPANY

                                       and

                              THE BANK OF NEW YORK

                                as Warrant Agent

                                    For up to
                               38,000,000 Warrants

                           Dated as of October 8, 2003

                                TABLE OF CONTENTS

                                                                                                          Page
                                                                                                          ----
Article 1     DEFINITIONS ..............................................................................    1
Article 2     ISSUANCE OF WARRANTS .....................................................................    4
        2.1   Initial Issuance .........................................................................    4
        2.2   Initial Share Amount .....................................................................    4
        2.3   Form of Warrant Certificates .............................................................    4
        2.4   Execution of Warrant Certificates ........................................................    4
        2.5   Countersignature of Warrant Certificates .................................................    4
        2.6   Tax Treatment ............................................................................    5
Article 3     EXERCISE PERIOD ..........................................................................    5
Article 4     EXERCISE OF WARRANTS .....................................................................    5
        4.1   The Exercise Price .......................................................................    5
        4.2   Manner of Exercise .......................................................................    6
        4.3   When Exercise Effective ..................................................................    6
        4.4   Delivery of Certificates, Etc ............................................................    6
        4.5   Fractional Shares ........................................................................    7
        4.6   Contingent Exercise ......................................................................    7
Article 5     ADJUSTMENT OF THE AMOUNT OF COMMON STOCK ISSUABLE AND THE EXERCISE PRICE UPON EXERCISE ...    8
        5.1   Adjustment for Change in Capital Stock ...................................................    8
        5.2   Distributions ............................................................................    8
        5.3   Adjustments for Mergers and Consolidations ...............................................    9
        5.4   No De Minimis Adjustments; Calculation to Nearest Cent and One-hundredth of Share ........    9
        5.5   Notice of Adjustment; Warrant Agent's Disclaimer .........................................    9
        5.6   Other Notices ............................................................................   10
        5.7   No Change in Warrant Terms on Adjustment .................................................   10
        5.8   Other Adjustments ........................................................................   10
        5.9   Other Events .............................................................................   10
Article 6     MERGER, CONSOLIDATION, ETC ...............................................................   11
Article 7     NOTIFICATION OF CERTAIN EVENTS ...........................................................   11
        7.1   Corporate Action .........................................................................   11

                                                                                                          Page
                                                                                                          ----

        7.2   Available Information ...................................................................    12
Article 8     RESERVATION OF STOCK ....................................................................    12
Article 9     LOSS OR MUTILATION ......................................................................    13
Article 10    WARRANT REGISTRATION ....................................................................    13
        10.1  Registration ............................................................................    13
        10.2  Transfer or Exchange ....................................................................    13
        10.3  Valid and Enforceable ...................................................................    14
        10.4  Endorsement .............................................................................    14
        10.5  No Service Charge .......................................................................    14
        10.6  Treatment of Holders of Warrant Certificates ............................................    14
        10.7  Cancellation ............................................................................    14
Article 11    WARRANT AGENT ...........................................................................    14
        11.1  Obligations Binding .....................................................................    14
        11.2  No Liability ............................................................................    15
        11.3  Instructions ............................................................................    15
        11.4  Agents ..................................................................................    15
        11.5  Cooperation .............................................................................    16
        11.6  Agent Only ..............................................................................    16
        11.7  Right to Counsel ........................................................................    16
        11.8  Compensation ............................................................................    16
        11.9  Accounting ..............................................................................    17
        11.10 No Conflict .............................................................................    17
        11.11 Resignation; Termination ................................................................    17
        11.12 Change of Warrant Agent .................................................................    18
        11.13 Successor Warrant Agent .................................................................    18
Article 12    REMEDIES, ETC ...........................................................................    18
Article 13    MISCELLANEOUS ...........................................................................    19
        13.1  Notices .................................................................................    19
        13.2  Governing Law and Consent to Forum ......................................................    19
        13.3  Benefits of this Agreement ..............................................................    20
        13.4  Agreement of Holders of Warrant Certificates ............................................    20
        13.5  Counterparts ............................................................................    20

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
        13.6  Amendments ..............................................................................    20
        13.7  Consent to Jurisdiction .................................................................    20
        13.8  Headings ................................................................................    21

EXHIBITS

Exhibit A: Form of Warrant Certificate ................................................................   A-1

                                                               EXECUTION VERSION

                                WARRANT AGREEMENT

      THIS WARRANT AGREEMENT is made and entered into as of October 8, 2003 by and between ACP Holding Company, a Delaware corporation (the "COMPANY"), and The Bank of New York, a New York banking corporation, as Warrant Agent (the "WARRANT AGENT").

                                   WITNESSETH:

      WHEREAS, in connection with the financial restructuring of the Company, pursuant to the Joint Prepackaged Plan of Reorganization of the Company, NFC Castings, Inc., Neenah Foundry Company ("NEENAH") and certain of its subsidiaries, dated as of July 1, 2003, including the Plan supplement and other supplements, appendices and schedules to the Plan, in each case, as amended or supplemented on or before the Effective Date (the "PLAN"), the Company is issuing warrants which are exercisable to purchase up to 38,000,000 shares of Common Stock (as defined herein), subject to adjustment as provided herein (the "WARRANTS"), to the holders of certain allowed claims against Neenah (the "CLAIMS"), in the amounts set forth next to their names in Schedule I hereto, in partial exchange for such Claims and in accordance with the Plan;

      WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to act, in connection with the issuance, transfer, exchange, replacement and exercise of the Warrant Certificates (as defined herein) and other matters as provided herein; and

      WHEREAS, the Company desires to enter into this Agreement to set forth the terms and conditions of the Warrants and the rights of the holders thereof;

      NOW, THEREFORE, in consideration of the foregoing premises and of the mutual agreements set forth herein, the Company and the Warrant Agent hereby agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

      As used herein, the following terms have the following respective meanings:

      "Agreement" means this Warrant Agreement, as the same may be amended or modified from time to time hereafter.

      "Bankruptcy Court" means the United States Bankruptcy Court for the District of Delaware that has jurisdiction of the chapter 11 case of the Company under title 11 of the United States Code.

      "Business Day" means any day other than a Saturday or a Sunday or a day on which commercial banking institutions in New York City, New York are authorized or required by law to be closed; provided, that, in determining the period within which certificates or Warrants are to be issued and delivered at a time when shares of Common Stock (or Other Securities) are listed or admitted to trading on any national securities exchange or in the over-the-counter market and in determining the Fair Value of any securities listed or admitted to trading on any national securities exchange or in the over-the-counter market, "Business Day" shall mean any day when the principal exchange on which such securities are then listed or admitted to trading is open for trading or, if such securities are traded in the over-the-counter market in the United States, such market is open for trading; and provided, further, that any reference in this Agreement to "days" (unless Business Days are specified) shall mean calendar days.

      "Claims" has the meaning specified in the recitals hereto.

      "Commission" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act of 1933, as amended, or the Exchange Act, whichever is the relevant statute for the particular purpose.

      "Common Stock" means the Company's Common Stock, par value $0.01 per share.

      "Company" has the meaning specified in the preamble hereof.

      "Effective Date" means the date on which the Plan became effective.

      "Exchange Act" means the Securities Exchange Act of 1934, or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be amended and in effect at the time. Any reference herein to a particular section of the Securities Exchange Act of 1934 shall include a reference to the comparable section, if any, of any such successor Federal statute.

      "Exercise Period" means the period commencing on the Effective Date (as defined in the Plan) and ending at 5:00 P.M., New York time, on the tenth anniversary of the Effective Date.

      "Exercise Price" has the meaning specified in Section 4.1 hereof.

      "Fair Value" means (i) with respect to Common Stock or any Other Security, in each case, if such security is listed on one or more stock exchanges or quoted on the National Market System or Small Cap Market of NASDAQ (in either case, the "NASDAQ Market"), the average of the closing or last reported sales prices of a share of Common Stock or, if an Other Security in the minimum denomination in which such security is traded, on the primary national or regional stock exchange on which such security is listed or on the NASDAQ Market if quoted thereon or (ii) if the Common Stock or Other Security, as the case may be, is not so listed or quoted but is traded in the over-the-counter market (other than the NASDAQ Market), the average of the closing bid and asked prices of a share of such Common Stock or Other Security, in each case quoted for the 30 Business Days (or such lesser number of Business Days as such Common Stock (or Other Security) shall have been so listed, quoted or traded) next preceding the date of measurement; provided, however, that if no such sales price or bid and asked prices have been quoted during the preceding 30-day period or there is otherwise no established trading market for such security, then "Fair Value" means the value of such Common Stock or Other Security as determined reasonably and in good faith by the Board of Directors of the Company. Anything herein to the contrary notwithstanding, in case the Company shall issue any shares of Common Stock, rights, options, or Other Securities in connection with the acquisition by the Company of the stock or assets of any other Person or the merger of any other Person into the Company, the Fair Value of the Common Stock or Other Securities so issued shall be determined as of the date the number of shares of Common Stock, rights, options or Other Securities was determined (as set forth in a written agreement between the Company and the other party to the transaction) rather than on the date of issuance of such shares of Common Stock, rights, options or Other Securities.

      "Officers' Certificate" means a certificate signed on behalf of the Company by two officers of the Company, one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of the Company.

      "Original Issue Date" means the Effective Date.

      "Other Securities" or "Other Security" means any stock (other than Common Stock) and other securities of the Company or any other Person (corporate or otherwise) that the holders of the Warrants at any time shall be entitled to receive or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or that at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities.

      "Other Shares" has the meaning specified in Section 5.2 hereof.

      "Person" means any individual, partnership, association, joint venture, corporation, limited liability company, business trust, unincorporated organization, government or department, agency or subdivision thereof, or other person or entity, and shall include any successor (by merger or otherwise) of any such Person.

      "Plan" has the meaning specified in the recitals hereto.

      "Warrant Agent" has the meaning specified in the preamble hereof.

      "Warrant Certificates" has the meaning specified in Section 2.3 hereof.

      "Warrants" has the meaning set forth in the recitals hereto.

                                    ARTICLE 2

                              ISSUANCE OF WARRANTS

      2.1 Initial Issuance. On the date hereof (the "ORIGINAL ISSUE DATE"), the Company shall, pursuant to the Plan, deliver to the Company's disbursing agent under the Plan for re-distribution to the holders of the certain claims against the Company a global certificate for an aggregate of up to 38,000,000 Warrants.

      2.2 Initial Share Amount. The number of shares of Common Stock available to be purchased upon exercise of the Warrants shall be one share of Common Stock for each exercised Warrant, subject to adjustments from and after the Original Issue Date as provided in Article 5 of this Agreement.

      2.3 Form of Warrant Certificates. The Warrants shall be evidenced by certificates substantially in the form attached hereto as Exhibit A (the "WARRANT CERTIFICATES") or may, if the Company so directs, be issued in book-entry form. Each Warrant Certificate shall be dated as of the Original Issue Date or, in the event of a division, exchange, substitution or transfer of any of the Warrants, on the date of such event. The Warrant Certificate may have such further legends and endorsements stamped, printed, lithographed or engraved thereon as the Company may deem appropriate (which do not affect the rights, duties or responsibilities of the Warrant Agent) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation pursuant thereto or with any applicable rule or regulation of any securities exchange, market or trading facility on which the Warrants may be listed or admitted for trading.

      2.4 Execution of Warrant Certificates. Warrant Certificates shall be executed on behalf of the Company by its President and Chief Executive Officer or Vice President -- Finance, Treasurer, Secretary and Chief Financial Officer, either manually or by facsimile signature printed thereon. In case any such officer of the Company whose signature shall have been placed upon any Warrant Certificate shall cease to be such officer of the Company before countersignature by the Warrant Agent or issuance and delivery thereof, such Warrant Certificate nevertheless may be countersigned by the Warrant Agent and issued and delivered with the same force and effect as though such person had not ceased to be such officer of the Company.

      The term "holder" or "holder of a Warrant Certificate" as used herein shall mean any Person in whose name at the time any Warrant Certificate shall be registered upon the books to be maintained by the Warrant Agent for that purpose.

      2.5 Countersignature of Warrant Certificates. Upon the execution of this Agreement, the Company will execute and deliver to the Warrant Agent one or more Warrant Certificates representing the number of Warrants issued pursuant to the Plan. Upon receipt of written instructions from an authorized signatory of the Company, Warrant Certificates shall be manually countersigned by an authorized signatory of the Warrant Agent and shall not be valid for any purpose unless so countersigned. Such manual countersignature shall constitute conclusive evidence of such authorization. No Warrant Certificate shall be valid for any purpose, and no Warrant evidenced thereby shall be exercisable, until such Warrant Certificate has been countersigned by the manual signature of the Warrant Agent. The Warrant Agent is hereby authorized to countersign, in accordance with the provisions of this Section 2.5, and deliver any new Warrant Certificates, as directed in writing by the Company pursuant to Section 2.1 and as and when directed in writing by the Company pursuant to the provisions of Articles 9 and 10. Each Warrant Certificate shall, when manually countersigned by an authorized signatory of the Warrant Agent, entitle the registered holder thereof to exercise the rights as the holder of the number of Warrants set forth thereon, subject to the provisions of this Agreement.

      2.6 Tax Treatment.

      (a) The Company and Neenah have determined that the Warrants issued hereby are part of an investment unit within the meaning of Section 1273(c)(2) of the Internal Revenue Code of 1986, as amended (the "CODE"), which includes Neenah's 11 % Second Secured Notes due 2010 (the "NOTES"). Notwithstanding anything to the contrary contained herein, the Company and Neenah have further determined for United States federal, state and local income tax purposes, with respect to such an investment unit with a principal amount of $1,000, the "issue price" of the Warrants and the Notes equals $1.34 and $915.36, respectively.

      (b) For U.S. federal, state and local income tax purposes, the Company and Neenah intend that the issuance of the Warrants in partial exchange for Claims (against Neenah) pursuant to the Plan be governed by Section 1.1032-3 of the U.S. Treasury Regulations, so that Neenah is deemed to have acquired the Warrants from the Company immediately before it distributes the Warrants to the holders of Claims in partial exchange for such Claims.

                                    ARTICLE 3

                                 EXERCISE PERIOD

      Each Warrant shall entitle the holder thereof to purchase from the Company one (1) share of Common Stock (subject to the adjustments provided herein), at any time during the Exercise Period. Any Warrant not exercised during the Exercise Period shall become null and void, and all rights of the holder of the Warrant Certificate evidencing such Warrant under the Warrant Certificate or this Agreement shall cease.

                                    ARTICLE 4

                              EXERCISE OF WARRANTS

      4.1 The Exercise Price. The exercise price of each Warrant is $0.01 per share of Common Stock (the "EXERCISE PRICE"). The Exercise Price is subject to adjustment pursuant to Article 5 hereof.

      4.2 Manner of Exercise. (a) During the Exercise Period, all or any whole number of Warrants represented by a Warrant Certificate may be exercised by the registered holder thereof during normal business hours on any Business Day, by surrendering such Warrant Certificate, with the subscription form set forth therein duly completed and executed by such holder, by hand, by overnight courier or by mail to the Warrant Agent at its office addressed to The Bank of New York, 101 Barclay Street, Floor 8W, New York, New York 10286, Attn:
Corporate Trust Administration. Such Warrant Certificate shall be accompanied by payment in full in respect of each Warrant that is exercised, which shall be made by certified or official bank or bank cashier's check payable to the order of the Company, or by wire transfer of immediately available funds to an account designated by the Warrant Agent for the benefit of the Company, except as otherwise provided herein. Such payment shall be in an amount equal to the product of the number of shares of Common Stock (without giving effect to any adjustment therein) designated in such subscription form multiplied by the Exercise Price for the Warrants being exercised (plus such additional consideration as may be provided herein). Upon such surrender and payment prior to the expiration of the Exercise Period, such holder shall thereupon be entitled to receive the number of duly authorized, validly issued, registered, fully paid and nonassessable shares of Common Stock (or Other Securities) determined as provided in Articles 2 and 3, and as and if adjusted pursuant to
Article 5.

      4.3 When Exercise Effective. Each exercise of any Warrant pursuant to
Section 4.2 shall be deemed to have been effected immediately prior to the close of business on the Business Day on which the Warrant Certificate representing such Warrant, duly executed, with accompanying payment, shall have been delivered as provided in Section 4.2, and at such time the Person or Persons in whose name or names the certificate or certificates for Common Stock (or Other Securities) shall be issuable upon such exercise as provided in Section 4.4 shall be deemed to have become the holder or holders of record thereof.

      4.4 Delivery of Certificates. Etc. (a) As promptly as practicable after the exercise of any Warrant, and in any event within three (3) Business Days thereafter, the Company at its expense (other than as to payment of taxes or governmental charges which will be paid by the holder) will cause to be issued and delivered to such holder, or as such holder may otherwise direct in writing (subject to Article 11),

            (i) a certificate or certificates for the number of shares of Common Stock (or Other Securities) to which such holder is entitled, and

            (ii) if less than all the Warrants represented by a Warrant Certificate are exercised, a new Warrant Certificate or Certificates of the same tenor and for the aggregate number of Warrants that were not exercised, executed and countersigned in accordance with Sections 2.4 and 2.5.

      (b) The Warrant Agent shall countersign any new Warrant Certificate, register it in such name or names as may be directed in writing by such holder, and shall deliver it to the Person entitled to receive the same in accordance with this Section 4.4. The Company, whenever required by the Warrant Agent, will supply the Warrant Agent with Warrant Certificates executed on behalf of the Company for such purpose.

      (c) Upon any exercise of Warrants, the Warrant Agent shall, from time to time, as promptly as practicable, advise the Treasurer of the Company or his or her designee of (i) the number of Warrants exercised, (ii) the instruction of each holder of the Warrant Certificates evidencing such Warrants with respect to delivery of the Common Stock to which such holder is entitled upon such exercise, (iii) the timing of delivery of Warrant Certificates evidencing the balance, if any, of the Warrants remaining after such exercise, and (iv) such other information as the Company shall reasonably require.

      (d) The Company shall not be required to pay any stamp or other tax or other governmental charge required to be paid in connection with any transfer involved in the issue of the Common Stock to a Person other than a registered holder; and in the event that any such transfer is involved, the Company shall not be required to issue or deliver any Warrant Certificate or share of Common Stock until such tax or other charge shall have been paid or it has been established to the Company's reasonable satisfaction that no such tax or other charge is due. The Warrant Agent shall have no duty or obligation under this
Section 4 or any other similar provision of this Agreement unless and until it is satisfied that all such taxes and/or governmental charges have been paid in full.

      4.5 Fractional Shares. No fractional shares of Common Stock (or Other Securities) shall be issued upon the exercise of any Warrant. If more than one Warrant Certificate shall be delivered for exercise at one time by the same holder, the number of full shares or securities that shall be issuable upon exercise shall be computed on the basis of the aggregate number of Warrants exercised. As to any fraction of a share of Common Stock (or Other Securities), the Company shall pay a cash adjustment in respect thereto in an amount equal to the product of the Fair Value per share of Common Stock (or Other Securities) as of the Business Day next preceding the date of such exercise multiplied by such fraction of a share. The Warrant Agent shall have no duty or obligation under this Section 4.5 (including but not limited to the payment, calculation or valuation of any fraction of a share of Common Stock) unless and until the Company has provided or caused to be provided to the Warrant Agent sufficient cash necessary to satisfy the Company's obligations with respect to any fraction of a share of Common Stock.

      4.6 Contingent Exercise. Each holder shall have the right to exercise its Warrants contingent upon and subject to the effectiveness of a registration statement relating to the shares of Common Stock available to be purchased upon exercise of such holder's Warrants.

                                    ARTICLE 5

                    ADJUSTMENT OF THE AMOUNT OF COMMON STOCK
                  ISSUABLE AND THE EXERCISE PRICE UPON EXERCISE

      5.1 Adjustment for Change in Capital Stock. If the Company shall (i) declare or pay a dividend on its outstanding shares of Common Stock or make a distribution to holders of its Common Stock, in either case in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue by reclassification of its shares of Common Stock other securities of the Company, then the number of shares of Common Stock issuable for each Warrant shall be proportionally increased or decreased, as applicable, and the Exercise Price in effect immediately prior thereto shall be proportionally decreased or increased, as applicable, so that the holder of any Warrants thereafter exercised shall be entitled to receive the number and kind of shares of Common Stock or other securities that the holder would have owned or been entitled to receive after the happening of any of the events described above had such Warrants been exercised immediately prior to the happening of such event or any record date with respect thereto. Each adjustment made pursuant to this Section 5.1 shall become effective on the date of the dividend payment, subdivision, combination or issuance retroactive to the record date with respect thereto, if any, for such event. All such adjustments shall be made successively.

      5.2 Distributions. If after the date hereof the Company shall distribute to all holders of its shares of Common Stock evidences of its indebtedness, shares of another class of capital stock other than Common Stock ("OTHER SHARES"), assets (excluding cash distributions made as a dividend payable out of earnings or out of surplus legally available for dividends under the laws of the jurisdiction of incorporation of the Company) or rights to subscribe to shares of Common Stock, then in each such case, unless the Company elects to reserve such indebtedness, assets, rights or shares for distribution to each holder of a Warrant upon the exercise of the Warrants so that such holder will receive upon such exercise, in addition to the shares of Common Stock to which such holder is entitled, the amount and kind of such indebtedness, assets, rights or shares which such holder would have received if such holder had, immediately prior to the record date for the distribution of such indebtedness, assets, rights or shares, exercised the Warrants and received Common Stock, the Exercise Price in effect immediately prior to such distribution shall be decreased to an amount determined by multiplying such Exercise Price by a fraction, the numerator of which is the Fair Value of a share of the Common Stock at the date of such distribution less the fair value of the evidences of indebtedness, Other Shares, assets or subscription rights as the case may be, so distributed (as determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive, and described in a reasonably detailed statement filed with the Warrant Agent) and the denominator of which is the Fair Value of a share of Common Stock at such date. Such adjustment shall be made whenever any such distribution is made, and shall become effective retroactively on the date immediately after the record date for the determination of stockholders entitled to receive such distribution.

      5.3 Adjustments for Mergers and Consolidations. In case the Company, after the date hereof, shall merge or consolidate (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any change in the shares of Common Stock) with another Person, then, in the case of any such transaction, proper provision shall be made so that, upon the basis and terms and in the manner provided in this Agreement, the holders of the Warrants, upon the exercise thereof at any time after the consummation of such transaction (subject to the Exercise Period), shall be entitled to receive (at the aggregate Exercise Price in effect at the time of the transaction for all Common Stock or Other Securities issuable upon such exercise immediately prior to such consummation), in lieu of the Common Stock or Other Securities issuable upon such exercise prior to such consummation, the greatest amount of securities, cash or other property to which such holder would have been entitled as a holder of Common Stock (or Other Securities) upon such consummation if such holder had exercised the rights represented by the Warrants held by such holder immediately prior thereto.

      5.4 No De Minimis Adjustments; Calculation to Nearest Cent and One-hundredth of Share. No adjustment in the Exercise Price shall be required under this Article 5 unless such adjustment would require an increase or decrease of at least one percent (1%) of such price. All calculations under this
Article 5 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

      5.5 Notice of Adjustment; Warrant Agent's Disclaimer. (a) Whenever the Exercise Price and securities issuable shall be adjusted as provided in this
Article 5, the Company shall forthwith file with the Warrant Agent a statement, signed by the President and Chief Executive Officer or Vice President -- Finance, Treasurer, Secretary and Chief Financial Officer of the Company, stating in detail the facts and computations requiring such adjustment, the method of calculation thereof, the Exercise Price that will be effective after such adjustment and the impact of such adjustment on the number and kind of securities issuable upon exercise of the Warrants. The Company shall also cause the Warrant Agent to mail (first class, postage prepaid) a notice setting forth any such adjustments to each registered holder of Warrants at its last address appearing on the Warrant register.

      (b) Except as provided in paragraph (a) above, the Warrant Agent shall have no duty with respect to any statement filed with it except to keep the same on file and available for inspection by registered holders of Warrants during reasonable business hours. The Warrant Agent shall not at any time be under any duty or responsibility to any holder of a Warrant to determine whether any facts exist which may require any adjustment to the Exercise Price or securities issuable, or with respect to the nature or extent of any adjustment of the Exercise Price or securities issuable when made or with respect to the method employed in making such adjustment. The Warrant Agent shall not be responsible for the Company's failure to comply with any provision of this Article 5. The Warrant Agent shall have no duty or obligation with respect to this Article 5 unless and until it has received specific instructions (and sufficient cash, if required) from the Company with respect to its duties and obligations under such Article.

      5.6 Other Notices. In case the Company after the date hereof shall propose to take any action of the type described in Section 5.1 or 5.2 of this Article 5, the Company shall give notice to the Warrant Agent and to each registered holder of a Warrant in the manner set forth in Section 5.5 of this Article 5, which notice shall specify the date on which a record shall be taken with respect to any such action. Such notice shall be given at least ten (10) days prior to the record date with respect thereto. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action. Where appropriate, such notice may be given in advance and may be included as part of a notice required to be mailed under the provision of
Section 5.5 of this Article 5.

      5.7 No Change in Warrant Terms on Adjustment. Irrespective of any adjustments in the Exercise Price or the number of shares of Common Stock (or any inclusion of Other Securities) issuable upon exercise, Warrants theretofore or thereafter issued may continue to express the same prices and number of shares as are stated in the similar Warrants issuable initially, or at some subsequent time, pursuant to this Agreement, and the Exercise Price and such number of shares issuable upon exercise specified thereon shall be deemed to have been so adjusted.

      5.8 Other Adjustments. After taking into account the provisions of this
Article 5, the Company shall be entitled, but not required, to make such reductions in the Exercise Price, in addition to those required by Section 5.2, as it shall determine to be advisable in order that any dividend in or distribution of shares of Common Stock or shares of capital stock or any class other than Common Stock, subdivision, reclassification or combination of shares of Common Stock, issuance of rights or warrants, or any other transaction having similar effect, shall not be treated as a distribution of property by the Company to its shareholders under Section 305 of the Internal Revenue Code of 1986, as amended, or any successor provision and shall not be taxable to any stockholder or holder of Warrants for federal, state or local income tax purposes.

      5.9 Other Events. If any event occurs that would adversely affect each holder's rights but not expressly provided for by this Section (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Exercise Price so as to protect each holder's rights; provided, however, that no such adjustment will increase the Exercise Price or decrease the number of shares of Common Stock obtainable as otherwise determined pursuant to this Section 5.9.

                                    ARTICLE 6

                           MERGER, CONSOLIDATION, ETC.

      Notwithstanding anything contained herein to the contrary, the Company will not effect a merger or consolidation unless, prior to the consummation of such transaction, each Person (other than the Company) which may be required to deliver any Common Stock, Other Securities, securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to the Warrant Agent, the obligations of the Company under this Agreement and under each of the Warrants, including, without limitation, the obligation to deliver such shares of Common Stock, Other Securities, cash or property as may be required pursuant to Article 5 hereof or the certificate or articles of incorporation or other constituent document, and shall provide for adjustments equivalent to the adjustments provided for in Article 5 hereof.

                                    ARTICLE 7

                         NOTIFICATION OF CERTAIN EVENTS

      7.1 Corporate Action. In the event of:

      (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (excluding cash distributions made as a dividend payable out of earnings or out of surplus legally available for dividends under the laws of the jurisdiction of incorporation of the Company) or other distribution of any kind, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right or interest of any kind; or

      (b) (i) any capital reorganization of the Company, (ii) any reclassification of the capital shares of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a split-up or combination), (iii) the consolidation or merger of the Company with or into any other corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any change in the shares of Common Stock), (iv) the sale or transfer of the properties and assets of the Company as, or substantially as, an entirety to another Person, or (v) an exchange offer for Common Stock (or Other Securities); or

      (c) the voluntary or involuntary dissolution, liquidation, or winding up of the Company,

the Company shall cause to be filed with the Warrant Agent and mailed to each holder of a Warrant a notice specifying (x) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of any such dividend, distribution or right, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, or right are to be determined, and the amount and character of such dividend, distribution or right, or (y) the date or expected date on which any such reorganization, reclassification, consolidation, merger, sale, transfer, exchange offer, dissolution, liquidation or winding up is expected to become effective, and the time, if any such time is to be fixed, as of which holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for the securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, transfer, exchange offer, dissolution, liquidation or winding up. Such notice shall be delivered not less than twenty (20) days prior to such date therein specified, in the case of any such date referred to in clause (x) of the preceding sentence, and not less than thirty (30) days prior to such date therein specified, in the case of any such date referred to in clause (y) of the preceding sentence. Failure to give such notice within the time provided or any defect therein shall not affect the legality or validity of any such action.

      7.2 Available Information. The Company shall promptly file with the Warrant Agent copies of its annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) that the Company, in each case, is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act. If the Company is not required to make such filings, the Company shall promptly deliver to the Warrant Agent copies of any annual, quarterly or other reports and financial statements that are generally provided to holders of equity or debt securities of the Company (other than bank or similar institutional debt) in their capacity as holders of such securities. Delivery of such reports, information and documents to the Warrant Agent is for informational purposes only and the Warrant Agent's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Warrant Agent is entitled to rely exclusively on Officers' Certificates).

                                    ARTICLE 8

                              RESERVATION OF STOCK

      The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock (or out of authorized Other Securities), solely for issuance and delivery upon exercise of Warrants, the full number of shares of Common Stock (and Other Securities) from time to time issuable upon the exercise of all Warrants and any other outstanding warrants, options or similar rights, from time to time outstanding. All shares of Common Stock (and Other Securities) shall be duly authorized and, when issued upon such exercise, shall be duly and validly issued, and (in the case of shares) fully paid and nonassessable, and free from all taxes, liens, charges, security interests, encumbrances and other restrictions created by or through the Company.

                                    ARTICLE 9

                               LOSS OR MUTILATION

      Upon receipt by the Company and the Warrant Agent of evidence reasonably satisfactory to them of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and of an indemnity bond reasonably satisfactory to them in form or amount, and (in the case of mutilation) upon surrender and cancellation thereof, then, in the absence of written notice to the Company or the Warrant Agent that the Warrants represented thereby have been acquired by a bona fide purchaser, the Company shall execute and deliver to the Warrant Agent and, upon the Company's request, an authorized signatory of the Warrant Agent shall manually countersign and deliver, to the registered holder of the lost, stolen, destroyed or mutilated Warrant Certificate, in exchange for or in lieu thereof, a new Warrant Certificate of the same tenor and for a like aggregate number of Warrants. Upon the issuance of any new Warrant Certificate under this Article 9, the Company may require the payment of a sum sufficient to cover any stamp tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the reasonable fees and expenses of the Warrant Agent) in connection therewith. Every new Warrant Certificate executed and delivered pursuant to this Article 9 in lieu of any lost, stolen or destroyed Warrant Certificate shall be entitled to the same benefits of this Agreement equally and proportionately with any and all other Warrant Certificates, whether or not the allegedly lost, stolen or destroyed Warrant Certificate shall be at any time enforceable by anyone. The provisions of this
Article 9 are exclusive and shall preclude (to the extent lawful) all other rights or remedies with respect to the replacement of mutilated, lost, stolen or destroyed Warrant Certificates.

                                   ARTICLE 10

                              WARRANT REGISTRATION

      10.1 Registration. The Warrant Certificates shall be issued in registered form only and shall be registered in the names of the record holders of the Warrant Certificates to whom they are to be delivered (any such delivery to a registered holder of a Warrant will be at its last address as shown on the register of the Company). The Warrant Agent shall maintain or cause to be maintained a register in which, subject to such reasonable regulations as it may prescribe, the Warrant Agent shall provide for the registration of Warrants and of transfers or exchanges of Warrant Certificates as provided in this Agreement. Such register shall be maintained at the office of the Warrant Agent located at the respective address therefor as provided in Section 13.1. Such register shall be open for inspection upon notice at all reasonable times by the Warrant Agent and each holder of a Warrant.

      10.2 Transfer or Exchange. At the option of the holder, Warrant Certificates may be exchanged or transferred for other Warrant Certificates for a like aggregate number of Warrants, upon surrender of the Warrant Certificates to be exchanged at the office of the Warrant Agent maintained for such purpose at the respective address therefor as provided in Section 13.1, and upon payment of the taxes and charges herein provided. Whenever any Warrant Certificates are so surrendered for exchange or transfer, the Company shall execute, and an authorized signatory of the Warrant Agent shall manually countersign and deliver, the Warrant Certificates that the holder making the exchange is entitled to receive.

      10.3 Valid and Enforceable. All Warrant Certificates issued upon any registration of transfer or exchange of Warrant Certificates shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Warrant Certificates surrendered for such registration of transfer or exchange.

      10.4 Endorsement. Every Warrant Certificate surrendered for registration of transfer or exchange shall (if so required by the Company or the Warrant Agent) be duly endorsed, or be accompanied by an instrument of transfer in form reasonably satisfactory to the Company and the Warrant Agent and duly executed by the registered holder thereof or such holder's officer or representative duly authorized in writing.

      10.5 No Service Charge. No service charge shall be made to the Warrant Holder for any registration of transfer or exchange of Warrant Certificates.

      10.6 Treatment of Holders of Warrant Certificates. The Company and the Warrant Agent may treat the registered holder of a Warrant Certificate as the absolute owner thereof for any purpose and as the Person entitled to exercise the rights represented by the Warrants evidenced thereby, any notice to the contrary notwithstanding.

      10.7 Cancellation. Any Warrant Certificate surrendered for registration of transfer, exchange or the exercise of the Warrants represented thereby shall, if surrendered to the Company, be delivered to the Warrant Agent, and all Warrant Certificates surrendered or so delivered to the Warrant Agent shall be promptly cancelled by the Warrant Agent. Any such Warrant Certificate shall not be reissued and, except as provided in this Article 10 in case of an exchange or transfer, in Article 9 in case of a mutilated Warrant Certificate and in Article 4 in case of the exercise of less than all the Warrants represented thereby, no Warrant Certificate shall be issued hereunder in lieu thereof. The Warrant Agent shall deliver to the Company from time to time or otherwise dispose of such cancelled Warrant Certificates in a reasonably prompt manner.

                                   ARTICLE 11

                                 WARRANT AGENT

      11.1 Obligations Binding. The Warrant Agent undertakes the duties and obligations expressly imposed by this Agreement (and no implied duties or obligations) upon the terms and conditions set forth in this Article 11. The Company, and the holders of Warrants by their acceptance thereof, shall be bound by all of such terms and conditions.

      11.2 No Liability. The Warrant Agent shall not by countersigning Warrant Certificates or by any other act hereunder be accountable with respect to or be deemed to make any representations as to the validity or authorization of the Warrants or the Warrant Certificates (except as to its countersignature thereon), as to the validity, authorization or value (or kind or amount) of any Common Stock or of any Other Securities or other property delivered or deliverable upon exercise of any Warrant, or as to the purchase price of such Common Stock, securities or other property. The Warrant Agent shall not (i) be liable for any recital or statement of fact contained herein or in the Warrant Certificates or for any action taken, suffered or omitted by the Warrant Agent in good faith in the belief that any Warrant Certificate or any other document or any signature is genuine or properly authorized, (ii) be responsible for determining whether any facts exist that may require any adjustment of the purchase price and the number of shares of Common Stock purchasable upon exercise of Warrants, or with respect to the nature or extent of any such adjustments when made, or with respect to the method of adjustment employed,
(iii) be responsible for any failure on the part of the Company to issue, transfer or deliver any Common Stock or Other Securities or property upon the surrender of any Warrant for the purpose of exercise or to comply with any other of the Company's covenants and obligations contained in this Agreement or in the Warrant Certificates or (iv) be liable for any action taken, suffered or omitted to be taken in connection with this Agreement except for its own bad faith, gross negligence or willful misconduct (each as finally determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction). Anything to the contrary notwithstanding, in no event shall the Warrant Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Warrant Agent has been advised of the likelihood of such loss or damage. Any liability of the Warrant Agent under this Agreement will be limited to the amount of fees paid by the Company to the Warrant Agent.

      11.3 Instructions. The Warrant Agent is hereby authorized to accept advice or instructions with respect to the performance of its duties hereunder from the President and Chief Executive Officer or Vice President -- Finance, Treasurer, Secretary and Chief Financial Officer of the Company and to apply to any such officer for advice or instructions. The Warrant Agent shall be fully protected and authorized in relying upon the most recent advice or instructions received by any such officer. The Warrant Agent shall not be liable for any action taken, suffered or omitted by it in accordance with the advice or instructions of any such officer, except to the extent that it is determined in a final judgment by a court of competent jurisdiction that such action or omission resulted directly from the Warrant Agent's gross negligence, bad faith or willful misconduct.

      11.4 Agents. The Warrant Agent may execute and exercise any of the rights and powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys, agents or employees and shall not be liable for the negligence or misconduct of any such person appointed with due care by it hereunder. The Warrant

Agent shall not be under any obligation or duty to institute, appear in, or defend any action, suit or legal proceeding in respect hereof, but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider necessary. The Warrant Agent shall promptly notify the Company in writing of any claim made or action, suit or proceeding instituted against the Warrant Agent (of which it receives written notice) arising out of or in connection with this Agreement.

      11.5 Cooperation. The Company will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further acts, instruments and assurances as may reasonably be required by the Warrant Agent in order to enable the Warrant Agent to carry out or perform its duties under this Agreement. Whenever in the performance of its duties hereunder the Warrant Agent is unsure of or has questions as to what action it is required to take under this Agreement, the Warrant Agent shall promptly seek clarification thereof from the Company, and the Warrant Agent shall be fully protected and incur no liability in not taking any such action prior to receiving a written response from the Company.

      11.6 Agent Only. The Warrant Agent shall act solely as agent for the Company in accordance with the terms and conditions hereof. The Warrant Agent shall not be liable except for the performance of such duties as are specifically set forth herein, and no implied covenants or obligations shall be read into this Agreement against the Warrant Agent, whose duties and obligations shall be determined solely by the express provisions hereof.

      11.7 Right to Counsel. The Warrant Agent may at any time consult with legal counsel satisfactory to it (who may be legal counsel for the Company), and the Warrant Agent shall incur no liability or responsibility to the Company or to any Warrant holder for any action taken, suffered or omitted by the Warrant Agent in good faith in accordance with the opinion or advice of such counsel.

      11.8 Compensation. The Company agrees to pay the Warrant Agent reasonable compensation for all services rendered by it hereunder and to reimburse the Warrant Agent for its reasonable expenses and counsel fees and other disbursements incurred in the preparation, delivery, amendment, administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company further agrees to indemnify the Warrant Agent and hold it harmless against any and all liabilities, including, but not limited to, any loss, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including, without limitation, reasonable counsel fees and expenses), incurred without the Warrant Agent's bad faith, gross negligence or willful misconduct (each as finally determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction), for any action taken, suffered or omitted by the Warrant Agent in connection with the acceptance, administration, exercise and performance of its duties under this Agreement and the Warrants, including the costs and expenses of defending against any claim of liability in the premises. The indemnities provided herein shall survive the termination of this Agreement, the termination and the expiration of the Warrants, and the resignation or removal of the Warrant Agent. The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company.

      11.9 Accounting. The Warrant Agent shall account promptly to the Company with respect to Warrants exercised and concurrently pay to the Company all moneys received by the Warrant Agent on behalf of the Company on the purchase of shares of Common Stock (or Other Securities) through the exercise of Warrants. The Warrant Agent shall advise the Company by telephone at the end of each day on which a payment for the exercise of Warrants is received of the amount so deposited to such account. The Warrant Agent shall as soon as practicable confirm such telephone advice to the Company in writing.

      11.10 No Conflict. Subject to applicable law, the Warrant Agent and any stockholder, affiliate, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Subject to applicable law, nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other Person.

      11.11 Resignation; Termination. The Warrant Agent may resign its duties and be discharged from all further duties and liabilities hereunder (except liabilities arising as a result of the Warrant Agent's bad faith, gross negligence or willful misconduct) after giving thirty (30) days' prior written notice to the Company. The Company may remove the Warrant Agent upon thirty (30) days' written notice, and the Warrant Agent shall thereupon in like manner be discharged from all further duties and liabilities hereunder, except as to liabilities determined by a court of competent jurisdiction to have been caused by the Warrant Agent's bad faith, negligence or willful misconduct. The Company shall cause to be mailed promptly (by first class mail, postage prepaid) to each registered holder of a Warrant at such holder's last address as shown on the register of the Company, at the Company's expense, a copy of such notice of resignation or notice of removal, as the case may be. Upon such resignation or removal the Company shall promptly appoint in writing a new warrant agent. If the Company shall fail to make such appointment within a period of thirty (30) days after it has been notified in writing of such resignation by the resigning Warrant Agent or after such removal, then the holder of any Warrant may apply to any court of competent jurisdiction for the appointment of a new warrant agent. Pending appointment of a successor to the Warrant Agent, either by the Company or by such a court, the duties of the Warrant Agent shall be carried out by the Company. Any successor warrant agent, whether appointed by the Company or by such a court, shall be (i) a Person, incorporated under the laws of the United States or of any state thereof and authorized under such laws to conduct shareholder services business, be subject to supervision and examination by Federal or state authority, and have a combined capital and surplus of not less than $50,000,000 as set forth in its most recent published annual report of condition; or (ii) an affiliate of such a Person described above. After acceptance in writing of such appointment by the new warrant agent it shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the Warrant Agent, without any further assurance, conveyance, act or deed; but if for any reason it shall be necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Company and shall be legally and validly executed and delivered by the resigning or removed Warrant Agent. Not later than the effective date of any such appointment the Company shall file notice thereof with the resigning or removed Warrant Agent and shall forthwith cause a copy of such notice to be mailed (by first class, postage prepaid) to each registered holder of a Warrant at such holder's last address as shown on the register of the Company. Failure to give any notice provided for in this Section 11.11, or any defect in any such notice, shall not affect the legality or validity of the resignation of the Warrant Agent or the appointment of a new warrant agent, as the case may be.

      11.12 Change of Warrant Agent. If at any time the name of the Warrant Agent shall be changed and at such time any of the Warrant Certificates shall have been countersigned but not delivered, the Warrant Agent may adopt the countersignature under its prior name and deliver Warrant Certificates so countersigned; and if at that time any of the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name; and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and this Agreement.

      11.13 Successor Warrant Agent. Any Person into which the Warrant Agent or any new warrant agent may be merged or any Person resulting from any consolidation to which the Warrant Agent or any new warrant agent shall be a party or any Person succeeding to all or substantially all the agency business of the Warrant Agent or any new warrant agent shall be a successor Warrant Agent under this Agreement without any further act, provided that such Person would be eligible for appointment as a new warrant agent under the provisions of Section
11.11 of this Article 11. The Company shall promptly cause the successor Warrant Agent to mail notice of its succession as Warrant Agent (by first class mail, postage prepaid) to each registered holder of a Warrant at its last address as shown on the register of the Company.

                                   ARTICLE 12

                                 REMEDIES, ETC.

      Prior to the exercise of the Warrants represented thereby, no holder of a Warrant Certificate, as such, shall be entitled to any rights of a stockholder of the Company, including, but not limited to, the right to vote, to receive dividends or other distributions, to exercise any preemptive right or to receive any notice of meetings of stockholders, and no such holder shall be entitled to receive notice of any proceedings of the Company except as provided in this Agreement. Nothing contained in this Agreement shall be construed as imposing any liabilities on such holder to purchase any securities or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

                                   ARTICLE 13

                                 MISCELLANEOUS

      13.1 Notices. Any notice, demand or delivery authorized by this Agreement shall be sufficiently given or made if sent by first class mail, postage prepaid, delivered by hand or delivered by overnight courier, in each case addressed to any registered holder of a Warrant at such holder's last known address appearing on the register of the Company or the Warrant Agent, and to the Company or the Warrant Agent as follows, or delivered by facsimile (in the case of notices to any registered holder, to the last known facsimile number of such holder appearing on the register of the Company or the Warrant Agent):

If to the Company:

                ACP Holding Company
                2121 Brooks Avenue
                Neenah, Wisconsin 54956
                Attn: William M. Barrett
                Facsimile: (920) 729-3633

If to the Warrant Agent:

                The Bank of New York
                101 Barclay Street, Floor 8W
                New York, New York 10286
                Attn: Corporate Trust Administration
                Facsimile: (212) 815-5707

or such other address as shall have been furnished in writing, in accordance with this Section 13.1, to the party giving or making such notice, demand or delivery.

      13.2 Governing Law and Consent to Forum. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS THAT WOULD CAUSE THE APPLICATION OF THE INTERNAL LAWS OF ANY STATE OTHER THAN THE STATE OF NEW YORK. EACH OF THE COMPANY AND THE WARRANT AGENT HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND EACH IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PERSON TO SERVE PROCESS IN ANY MANNER

PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

      13.3 Benefits of this Agreement. This Agreement shall be binding upon and inure to the benefit of the Company and the Warrant Agent and their respective successors and assigns, and the registered and beneficial holders from time to time of the Warrants and of holders of the Common Stock, where applicable. Nothing in this Agreement is intended or shall be construed to confer upon any other Person, any right, remedy or claim under or by reason of this Agreement or any part hereof.

      13.4 Agreement of Holders of Warrant Certificates. Every holder of a Warrant Certificate, by accepting the same, covenants and agrees with the Company, the Warrant Agent and with every other holder of a Warrant Certificate that the Warrant Certificates are transferable on the registry books of the Warrant Agent only upon the terms and conditions set forth in this Agreement, and the Company and the Warrant Agent may deem and treat the Person in whose name the Warrant Certificate is registered as the absolute owner for all purposes whatsoever and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

      13.5 Counterparts. This Agreement may be executed in any number of counterparts and each such counterpart shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

      13.6 Amendments. This Agreement may be amended by the parties hereto, without the consent of the holder of any Warrant Certificate, for the purpose of curing any manifest error, or of curing, correcting or supplementing any defective provision contained herein, or making any other provisions with respect to matters or questions arising under this Agreement as the Company and the Warrant Agent may mutually deem necessary or desirable; provided, that such action shall not adversely affect the interests of the holders of the Warrant Certificates. Any other amendment shall require the consent of the holders of Warrants representing a majority in number of the then outstanding Warrants.

      Any such modification or amendment will be conclusive and binding on all present and future holders of Warrant Certificates whether or not they have consented to such modification or amendment or waiver and whether or not notation of such modification or amendment is made upon such Warrant Certificates. Any instrument given by or on behalf of any holder of a Warrant Certificate in connection with any consent to any modification or amendment will be conclusive and binding on all subsequent holders of such Warrant Certificate.

      13.7 Consent to Jurisdiction. Notwithstanding anything to the contrary contained in Section 13.2 hereof, (a) the parties hereby expressly acknowledge and agree that, to the extent permitted by applicable law, the Bankruptcy Court shall have exclusive jurisdiction to hear and determine any and all disputes concerning the distribution of Warrants hereunder to holders of Claims pursuant to the Plan, and (b) the Warrant Agent hereby consents to the jurisdiction of the Bankruptcy Court with respect to any such disputes and waives any argument of lack of such jurisdiction.

      13.8 Headings. The table of contents hereto and the descriptive headings of the several sections hereof are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                        ACP HOLDING COMPANY

                                        By: /s/ Gary La Chey
                                            --------------------------------
                                            Name:
                                            Title:

THE BANK OF NEW YORK

By: /s/ Patricia Gallagher
    ------------------------
    Name: Patricia Gallagher
    Title: Vice President

                                   SCHEDULE I

Name of Holder                                  Number of Warrants Issued to Holder
--------------                                  -----------------------------------
MacKay Shields LLC                                            9,879,031

Citigroup Mezzanine III, L.P.                                 4,096,665

Trust Company of the West                                     3,113,554

Metropolitan Life Insurance Company                             217,547

Exis Differential Holdings, Ltd.                                 90,644

Citigroup Mezzanine III, L.P. as holder of
PIK Notes under rollover pursuant to the Plan                 3,751,628

Other holders of existing subordinated notes
who exercised their rights in the
Rights Offering                                              16,850,931

Total                                                        38,000,000

                                    EXHIBIT A

                           FORM OF WARRANT CERTIFICATE

CUSIP No. [    ]

Warrant No. 1                                         Number of Warrant(s): [  ]

Exercisable During the Period that Commences at 9:00 a.m., New York City time,
on [          ], 2003 and Terminates at 5:00 p.m., New York City time, on [ ],
20[ ] except as provided below.

                               WARRANT TO PURCHASE

                    COMMON STOCK, PAR VALUE $0.01 PER SHARE,

                                       OF

                               ACP HOLDING COMPANY

      This certifies that

      or registered assigns, is the registered owner of the number of warrants set forth above (the "WARRANTS"), each of which represents the right, at any
time after [      ], 2003 (the "ORIGINAL ISSUE DATE") and on or before 5:00
p.m., New York City time, on [      ], 20[ ] (the "EXERCISE PERIOD"), to
purchase from ACP Holding Company, a Delaware corporation (the "COMPANY"), at the price per share of $0.01 (the "EXERCISE PRICE"), one share of Common Stock, $0.01 par value, of the Company as such stock was constituted as of the Original Issue Date, subject to adjustment as provided in the Warrant Agreement hereinafter referred to, upon surrender hereof, with the subscription form on the reverse hereof duly executed, by hand or by mail to The Bank of New York, 101 Barclay Street, Floor 8W, New York, New York 10286, Attention: Corporate Trust Administration, or to any successor thereto, as the warrant agent under the Warrant Agreement, at the office of such successor maintained for such purpose (any such warrant agent being herein called the "WARRANT AGENT") (or, if such exercise shall be in connection with an underwritten public offering of shares of such Common Stock (or Other Securities) (as such term and other capitalized terms used herein are defined in the Warrant Agreement) subject to the Warrant Agreement, at the location at which the Company shall have agreed to deliver such securities), and simultaneous payment in full (by certified or official bank or bank cashier's check payable to the order of the Company, or by wire transfer of immediately available funds to an account designated by the Warrant Agent for the benefit of the Company) of the Exercise Price in respect of each Warrant represented by this Warrant Certificate that is so exercised, all subject to the terms and conditions hereof and of the Warrant Agreement.

      Upon any partial exercise of the Warrants represented by this Warrant Certificate, there shall be issued to the holder hereof a new Warrant Certificate representing the Warrants that were not exercised.

      No fractional shares may be issued upon the exercise of rights to purchase hereunder, and as to any fraction of a share otherwise issuable, the Company will make a cash payment in lieu of such issuance, as provided in the Warrant Agreement.

      This Warrant Certificate is issued under and in accordance with a Warrant Agreement, dated as of October [ ], 2003 (the "WARRANT AGREEMENT"), between the Company and The Bank of New York, as Warrant Agent, and is subject to the terms and provisions contained therein. The Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the registered holders of the Warrants. The holder of this Warrant Certificate consents to all terms and provisions of the Warrant Agreement by acceptance hereof. Copies of the Warrant Agreement are on file at the above-mentioned office of the Warrant Agent and may be obtained by writing to the Warrant Agent.

      REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS WARRANT SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent.

Dated: [   ],2003

                                             ACP HOLDING COMPANY

                                             By: ___________________________
                                                 Name:
                                                 Title:

Countersigned:

THE BANK OF NEW YORK

By: __________________________
    Name:
    Title:

                         REVERSE OF WARRANT CERTIFICATE

                              ACP HOLDING COMPANY

      The transfer of this Warrant Certificate and all rights hereunder is registrable by the registered holder hereof, in whole or in part, on the register of the Company upon surrender of this Warrant Certificate at the office or agency of the Company or the office of the Warrant Agent maintained for such purpose at 101 Barclay Street, Floor 8W, New York, New York 10286, Attention:
Corporate Trust Administration, duly endorsed or accompanied by a written instrument of transfer duly executed and in form satisfactory to the Company and the Warrant Agent, by the registered holder hereof or his attorney duly authorized in writing and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer or registration thereof. Upon any partial transfer the Company will cause to be delivered to such holder a new Warrant Certificate or Certificates with respect to any portion not so transferred.

      This Warrant Certificate may be exchanged at the office or agency of the Company or the office of the Warrant Agent maintained for such purpose at 101 Barclay Street, Floor 8W, New York, New York 10286, Attention: Corporate Trust Administration, for Warrant Certificates representing the same aggregate number of Warrants, each new Warrant Certificate to represent such number of Warrants as the holder hereof shall designate at the time of such exchange.

      Prior to the exercise of the Warrants represented hereby, the holder of this Warrant Certificate, as such, shall not be entitled to any rights of a stockholder of the Company, including, but not limited to, the right to vote, to receive dividends or other distributions, to exercise any preemptive right or to receive any notice of meetings of stockholders, and shall not be entitled to receive notice of any proceedings of the Company except as provided in the Warrant Agreement. Nothing contained herein shall be construed as imposing any liabilities upon the holder of this Warrant Certificate to purchase any securities or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

      This Warrant Certificate shall be void and all rights represented hereby
shall cease unless exercised before the close of business on [      ], 20[ ].

      This Warrant Certificate shall not be valid for any purpose until it shall have been manually countersigned by an authorized signatory of the Warrant Agent.

      Witness the facsimile seal of the Company and the signature of its duly authorized officer.

                                SUBSCRIPTION FORM

                 (TO BE EXECUTED ONLY UPON EXERCISE OF WARRANT)

To: ACP HOLDING COMPANY, a Delaware corporation
    THE BANK OF NEW YORK, a New York banking corporation, as Warrant Agent

Attention: ___________________

      The undersigned (i) irrevocably exercises [ ] Warrants represented by the within Warrant Certificate, (ii) purchases one share of common stock, par value $0.01 per share, of ACP Holding Company (before giving effect to the adjustments provided in the Warrant Agreement referred to in the within Warrant Certificate) for each Warrant so exercised and herewith makes payment in full of the purchase price of $0.01 per share, in respect of each Warrant so exercised as provided in the Warrant Agreement (such payment being by certified or official bank or bank cashier's check payable to the order of ACP Holding Company, or by wire transfer of immediately available funds to an account designated by the Warrant Agent for the benefit of ACP Holding Company), all on the terms and conditions specified in the within Warrant Certificate and the Warrant Agreement, (iii) surrenders this Warrant Certificate and all right, title and interest therein to ACP Holding Company and (iv) directs that the securities or other property deliverable upon the exercise of such Warrants be registered or placed in the name and at the address specified below and delivered thereto.

Dated: [     ], 20[ ]

                                       _________________________________________
                                       (Owner)*

                                       _________________________________________
                                       (Signature of Authorized Representative)

                                       _________________________________________
                                       (Street Address)

                                       _________________________________________
                                       (City) (State) (Zip Code)

Securities or property to be
issued and delivered to:

                                             __________________________________
                                             Signature Guaranteed**

    Please insert social
    security or other
    identifying number
    __________________

Name ___________________________________________________________________________

Street Address _________________________________________________________________

City, State and Zip Code _______________________________________________________

      *The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

      **The signature must be guaranteed by a Securities Transfer Association medallion program ("stamp") participant or an institution receiving prior approval from the Warrant Agent.

                                    FORM OF ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned registered holder of the within Warrant Certificate hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant Certificate, with respect to the number of warrants set forth below:

       Name of                           No. of
       Assignee       Address           Warrants
       --------       -------           --------

Please insert
social security or
other identifying
number of Assignee
_____________________

and does hereby irrevocably constitute and appoint _______ attorney to make such transfer on the books of ACP Holding Company maintained for the purpose, with full power of substitution in the premises.

Dated: [     ], 20[ ]

                                           Name ______________________________*

                                           Signature of Authorized
                                           Representative ____________________

                                           Signature Guaranteed _____________**

      * The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

      ** The signature must be guaranteed by a Securities Transfer Association medallion program ("stamp") participant or an institution receiving prior approval from the Warrant Agent.